                                                                   EXHIBIT 10.16

----------------------------------------------                  ---------- ------ --------------------- -----------
APPLICATION                                                     DATE       REV    REVISION RECORD       APPROVED
----------------------------------------------                  ---------- ------ --------------------- -----------
                                                                6/26/87    1
------------------- -------------- -----------                  ---------- ------ --------------------- -----------
DASH                NEXT ASSY      USED ON                      7/21/98    2
------------------- -------------- -----------                  ---------- ------ --------------------- -----------
                    N/A            DCN                          9/11/98    3
------------------- -------------- -----------                  ---------- ------ --------------------- -----------
                                                                9/29/98    5
------------------- -------------- -----------                  ---------- ------ --------------------- -----------


        EXHIBIT A

                                STATEMENT OF WORK
                                       FOR
              MANUFACTURE OF A 24-GHZ RADIO INTEGRATED OUTDOOR UNIT
                         FOR SUBSCRIBER AND HUB STATIONS


---------------- ------------- ----------- ------------------------------------------------------------------------
      JOB         APPROVALS       DATE
                                                                   HUGHES NETWORK SYSTEMS, INC.
---------------- ------------- ----------- ------------------------------------------------------------------------
ORIGINATOR       T. Ho         6/26/98
---------------- ------------- ----------- ------------------------------------------------------------------------
APPROVED:
---------------- ------------- ----------- ------------------------------------------------------------------------
CHECKED:                                   TITLE: EXHIBIT A
                                                  SOW FOR MANUFACTURE OF A 24-GHZ RADIO INTEGRATED OUTDOOR
                                                  UNIT FOR SUBSCRIBER AND HUB STATIONS
---------------- ------------- ----------- ------------------------------------------------------------------------
                      SHEET 1 OF 26               52571                            NO. HNS-15009
---------------- ------------------------- ----------------------------- ------------------------------------------

FORM E75A                                  HUGHES NETWORK SYSTEMS



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                COMPANY PROPRIETARY




                 COPYRIGHT (C) 1997 HUGHES NETWORK SYSTEMS, INC.

                        NOTICE OF PROPRIETARY INFORMATION

                THIS DOCUMENT AND ITS CONTENTS ARE PROPRIETARY TO
                      HUGHES NETWORK SYSTEMS, INC. AND ARE
      INTENDED SOLELY FOR THE INTERNAL USE OF HUGHES NETWORK SYSTEMS, INC.

                  THIS PUBLICATION AND ITS CONTENTS MAY NOT BE
                 REPRODUCED OR DISTRIBUTED FOR ANY OTHER PURPOSE
         WITHOUT THE WRITTEN PERMISSION OF HUGHES NETWORK SYSTEMS, INC.




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24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                TABLE OF CONTENTS

CHAPTER 1.............................................................................5

INTRODUCTION..........................................................................5

1.1 SCOPE.............................................................................5
1.2 GENERAL REQUIREMENTS..............................................................5
    1.2.1  SELLER RESPONSIBILITIES....................................................5
    1.2.1  BUYER RESPONSIBILITIES.....................................................6
    1.2.3  SPECIFICATIONS.............................................................6
1.3 GLOSSARY..........................................................................7

CHAPTER 2.............................................................................8

DELIVERY REQUIREMENTS.................................................................8

2.1 PROTOTYPE UNITS...................................................................8
2.2 QUALIFICATION UNITS...............................................................8
2.3 PRODUCTION UNITS..................................................................8
2.4 DOCUMENTATION.....................................................................8
2.5 ENGINEERING SUPPORT...............................................................9
    2.5.1  DESIGN AND COMPONENT REVIEWS...............................................9
    2.5.2  DESIGN VERIFICATION TEST..................................................11
    2.5.3  FIRST ARTICLE TESTING.....................................................11
2.6 PRODUCTION SUPPORT...............................................................12
    26.1   PRODUCTION TEST FIXTURE REVIEW............................................12
    2.6.2  PRODUCTION TEST PLAN......................................................12
    2.6.3  MONTHLY FAILURE ANALYSIS..................................................12
    2.6 4  NOTIFICATION OF ENGINEERING CHANGES.......................................13
    2.6.5  CHANGES IN KEY PROCESSES AND COMPONENTS...................................13
    2.6.6  ONGOING RELIABILITY TESTING...............................................13
    2.6.7  OUT OF BOX FAILURE RATE...................................................13
2.7 PACKAGING AND SHIPPING REQUIREMENTS..............................................14
2.8 MARKING OF UNITS.................................................................14
2.9 PROCESS AUDITS...................................................................14
2.10    FCC AND UL CERTIFICATIONS AND LISTINGS.......................................14

CHAPTER 3............................................................................15

PROGRAM MANAGEMENT...................................................................15

3.1 MANAGEMENT DESIGNATION...........................................................15
3.2 MEETINGS.........................................................................15
3.3 MONTHLY REPORTS..................................................................15

CHAPTER 4............................................................................16

DOCUMENTATION........................................................................16

4.1 DESIGN DOCUMENTATION.............................................................16
4.2 HARDWARE DOCUMENTATION...........................................................16
4.3 TEST DATA SHEETS.................................................................17
4.4 SUMMARY OF DOCUMENTATION DELIVERABLES............................................17

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24-GHZ ODU SOW                 COMPANY PROPRIETARY


CHAPTER 5............................................................................18

ACCEPTANCE OF THE WORK...............................................................18

5.1 FIRST ARTICLE TESTING............................................................18
5.2 PRODUCTION TESTING...............................................................18
5.3 ACCEPTANCE OF DOCUMENTATION......................................................19

CHAPTER 6............................................................................20

MILESTONE SCHEDULE...................................................................20

6.1 PHASE I SCHEDULE.................................................................20

CHAPTER 7............................................................................21

QUALITY ASSURANCE....................................................................21

7.1 CONFORMING EQUIPMENT.............................................................21
7.2 QUALITY SYSTEM MANAGEMENT........................................................21
7.3 QUALITY SYSTEM...................................................................21
    7.3.1  INCOMING MATERIAL.........................................................21
    7.3.2  MATERIAL CONTROL AND HANDLING.............................................22
    7.3.3  FABRICATION, ASSEMBLY, AND PRODUCTION TEST................................22
    7.3.4  OUTGOING MATERIAL.........................................................22
    7.3.5  TOOLING MEASURING AND TEST EQUIPMENT......................................22
    7.3.6  WORK INSTRUCTIONS, DOCUMENTATION, AND CHANGE CONTROL......................22
    7.3.7  CONTROL OF NONCONFORMING MATERIAL.........................................23
    7.3.8  CORRECTIVE ACTION.........................................................23
    7.3.9  SAMPLE PLANS..............................................................23
    7.3.10 TRAINING..................................................................23
7.4 QA PROGRAM PLAN..................................................................23
    7.4.1  CHANGE CONTROL............................................................23
    7.4.2  TEST AND INSPECTION.......................................................24
    7.4.3  WORKMANSHIP...............................................................24
    7.4.4  ELECTROSTATIC DISCHARGE (ESD).............................................24
    7.4.5  QUALITY ASSURANCE DATA....................................................24
    7.4.6  RECORD RETENTION..........................................................24
    7.4.7  METRICS...................................................................25

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                    CHAPTER 1

                                  INTRODUCTION

1.1 SCOPE

This Statement of Work (SOW) defines the work to be done for Hughes Network Systems, Inc., (HNS, the Buyer) by Supplier (Supplier, the Seller) in support of the development, manufacture and test of the 24-GHz Integrated outdoor units
(ODU) for subscriber and hub stations for point-to-multipoint (PMP) communication system applications. The Unit will be abbreviated as ODU in this document.

This work will be done in three phases. These are:

        Phase I   Engineering Development
        Phase II  Qualification
        Phase III Production

1.2 GENERAL REQUIREMENTS

1.2.1 SELLER RESPONSIBILITIES

The Seller shall design, manufacture, test and deliver equipment for use as an ODU. This equipment shall meet all requirements of the 24-GHz ODU specification. The buyer will neither accept this equipment or render final payment until all specifications are met by the seller and demonstrated by testing the product. Certain documented changes should be acceptable for prototype.

The Seller shall provide documentation for all the Work performed under the SOW. The documentation will include design documentation, test data, engineering support documentation, and production support documentation as described in chapter 4.

The Seller shall provide program management, engineering support, and production services as defined in chapter 3 and elsewhere in this SOW.

The Seller shall commence on the design of the equipment promptly and shall supply design documentation and support all program and design reviews. The Seller shall establish and maintain the necessary program management structure to accomplish this Work and shall report on progress of the Work in a timely manner so as to maintain the Work on the agreed upon schedule.

The Seller shall be responsible for and shall provide all personnel and test equipment to perform his in-plant testing including the Design Verification Testing, Ongoing Reliability Testing and Production Testing. The Seller will allow the Buyer to witness any or all of this testing. For the DVT, the Seller will schedule test activities with the Buyer such that the Buyer may witness testing.

The Seller shall at the sole option of the Buyer and with the consent of the Seller, provide the additional equipment and services as indicated herein and as agreed to from time to time.

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

Notwithstanding any consultation and reviews performed by the Buyer, the Seller shall be solely responsible for meeting all the requirements of this SOW and the ODU Specification.

The Seller is responsible for providing support personnel and special test equipment necessary for conducting First Article Testing (FAT) and Manufacturing Verification Testing (MVT).

1.2.2 BUYER RESPONSIBILITIES

The Buyer is responsible for integrating the Seller's equipment into his own PMP equipment. He is responsible for complete system testing of the Seller's equipment with his own system. The Buyer is responsible for providing specifications defining the ODU and it's interfaces to the PMP indoor unit (IDU) equipment.

The Buyer shall review all documentation provided by the Seller and will provide comments on all draft documents in the agreed upon schedule.

The Buyer is responsible for calculating and maintaining Mean Time Between Failure (MTBF) and Annualized Failure Rate (AFR) data and promptly notifying the Seller when the units are no longer meeting the specifications. The Buyer is responsible for calculating and maintaining all out of box failure rates and promptly notifying the Seller when the equipment no longer meets the specifications.

1.2.3 SPECIFICATIONS

HNS Document 1026128 defines the Buyer's Technical Specification Source Control Drawing (SCD) for the ODU. HNS Document 1025231 defines the Buyer's Technical Specification Source Control Drawing for the ODU antenna.

1.2.4 OTHER FREQUENCY BANDS

The RF Unit design/architecture will take into consideration supporting the following frequency bands to minimize future modification and to reduce the time to market. The intention would be as part of the initial architecting effort, an implementation strategy would be developed for each of these bands. The actual implementation would then be placed by the development of sufficient market volume in the respective bands.

NOMINAL BAND          ACTUAL FREQUENCY BAND (GHZ)               BAND TYPE
------------          ---------------------------               ----------
23 GHz                21.2 to 23.6                              FCC
                      21.2 to 23.6                              UK
                      22.0 to 23.6                              CEPT

24 GHz                24.25 to 26.5                             FCC & DEMS
                      24.5 to 26.5                              CEPT
                      24.25 to 25.25                            ITU-R F.748-2
                      24.35 to 25.35                            P

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

NOMINAL BAND          ACTUAL FREQUENCY BAND (GHZ)            BAND TYPE
------------          ---------------------------            ---------
26 GHz                24.5 to 27.2                           FCC
                      24.25 to 29.5                          ITU-R F.748-2
                      25.25 to 27.5                          ITU-R F.748-2
                      25.35 to 28.35                         P


28 GHz                27.0 to 28.5                           FCC
                      27.5 to 29.5                           CEPT
                      27.5 to 28.35                          FCC-LMDS
                      29.1 to 29.25                          FCC-LMDS
                      31.0 to 31.3                           FCC-LMDS
                      27.5 to 29.5                           ITU-R F.748-2


38 GHz                38.6 to 40.0                           FCC
                      36.0 to 40.5                           ITU-R F.749-1
                      37.14 to 37.34 (Tx)                    A
                      38.4 to 38.6 (Rx)                      A



1.3 GLOSSARY

The following Glossary contains definitions for acronyms and abbreviations which appear in this document.

AFR            Annualized Failure Rate
DVT            Design Verification Test
ECN            Engineering Change Notice
FAT            First Article Test
HNS            Hughes Network Systems
ODU            Outdoor Unit
IDU            Indoor Unit
MTBF           Mean Time Between Failures
MVT            Manufacturing Verification Test
O and M        Operations and Maintenance
ORT            Ongoing Reliability Testing
OBFR           Out of Box Failure Rate
PMP            Point-to-Multipoint
SOW            Statement of Work

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

24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                    CHAPTER 2

                              DELIVERY REQUIREMENTS

2.1 PROTOTYPE UNITS

The Seller shall deliver [*] prototype units which will meet all the physical and electrical requirements of the ODU Specification. Certain documented changes should be acceptable for prototype. These units will have been subjected to DVT. These units will be used for functional, and environmental testing and must meet all the requirements of the ODU specification. The seller is required to upgrade all prototype units delivered to the buyer to specification compliance described above if possible. The Buyer and Seller will mutually negotiate a price and schedule to upgrade prototype units to be specification compliant.

2.2 QUALIFICATION/FIELD TRIAL UNITS

The Seller shall deliver [*] qualification/field trial units. These qualification units shall be manufactured utilizing processes and materials which are the same as those to be used in production units. The qualification units will be used for functional, environmental, performance, safety and agency compliance testing and must meet all the requirements of the ODU specification and the SOW. These units will have been subjected to DVT and Production Test prior to delivery. Qualification is performed by Buyer to establish a reliability baseline rather than a pass/fail criteria.

2.3 PRODUCTION UNITS

Production units will be delivered according to the delivery schedule to be specified at the time of order. The production units must meet all requirements of the ODU Specification and the SOW. Production orders will not commence delivery prior to successful completion of qualification factory demonstration, DVT, FAT, and MVT.

2.4 DOCUMENTATION

The Seller shall deliver all the documentation specified in Chapter 4. The Seller will incorporate comments from the Buyer's review cycle into draft documentation in order to create final documentation. The Buyer shall have the right to incorporate any Seller supplied documentation into Buyer's own documentation. Any such Seller supplied documentation shall be subject to the article entitled "PROPRIETARY INFORMATION" as set forth in the terms and conditions.

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

2.5 ENGINEERING SUPPORT

The Seller shall provide the following Engineering Support to Buyer during prototype and qualification phase.

2.5.1 DESIGN AND COMPONENT REVIEWS

o The Seller will conduct [*] formal design reviews in accordance with the Milestone Schedule in Chapter 6. These reviews may take up to 2 days each alternating between the Buyer's and Seller's facility or as mutually agreed to. The informal discussions will be held as required.

These reviews are defined as:
o    Preliminary
o    Critical
o    Final

The Preliminary Design Review (PDR) is held at the outset of the program and is used to expose and resolve divergent requirements and interpretations of the product. The Critical Design Review (CDR) occurs after the prototype performance data has been obtained and the baseline design of the product has been established. The primary purpose of this design review is to identify and resolve any problems associated with the design which could lead to development and/or manufacturing difficulties. The Final Design Review (FDR) occurs after the engineering development has been completed and just prior to transfer of the design to manufacturing. The purpose of this review is to ensure the completeness of the design and documentation such that the product can be replicated in the manufacturing environment. The Seller will have present staff with sufficient engineering and manufacturing experience and may reasonably be expected to answer all questions. Any questions not resolved at the Design Reviews will be promptly answered by the Seller. The Design Reviews will be held according to the schedule given in Chapter 6. All materials to be presented at the Design Reviews will be delivered to the Buyer for review at least SEVEN (four days before PDR) calendar days prior to beginning of Design Reviews. The Seller will conduct a Process and Component Review concurrent with each Design Review meeting. At the Process and Component Review, the Seller will present all processes and components used in the design. The Seller will designate, subject to review and mutual agreement by the Buyer, all key processes and components whose change will require notification to the Buyer and the actions in Section
2.6.4. The review will be held according to the schedule given in Chapter 6.


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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

2.5.1.1 PRELIMINARY DESIGN REVIEW

The objective of the PDR is to review the design and its implementation. As a minimum, the following information shall be provided to the Buyer prior to the PDR.
o An electrical block diagram describing circuit functions along with a description of inputs, outputs, interfaces and signal flow.
o Table of performance budget by circuit for each major parameter such as gain, noise figure, intercept point, attenuation, phase shift, distortion level, frequency response, etc.
o Analysis and circuit performance data which demonstrates the performance budget of the above item and delineates design margin.
o    Schematic with design parameters, component values and dimensions.
o    List of adjustments and adjustment method.
o    Assembly drawing indicating component layout.
o    Indented assembly list or "family tree".
o    Assembly Flow Diagram.
o Preliminary test plan which includes: methods, parameters, quantity, screening tests and test equipment used.
o Complete material breakdown sheet FOR THE MAJOR PARTS delineating each part item by part number, manufacturer and quantity.

IN ADDITION TO THE DEVELOPMENT SCHEDULE STATED IN THIS SOW, CONTRACTOR SHALL SUPPLY A PRODUCTION PLAN AND PRODUCTION RAMP-UP SCHEDULE WHICH INCLUDES CAPITAL EQUIPMENT ORDER AND DELIVERY MILESTONES, STAFF ACQUISITION PLANS AND MILESTONES AND MATERIAL PROCUREMENT AND DELIVERY SCHEDULES. THE PLANS AND/OR SCHEDULES REFERENCED HEREIN SHALL BE DELIVERED TO HNS AS SOON AS POSSIBLE BUT NO LATER THAN THE PRELIMINARY DESIGN REVIEW.

2.5.1.2 CRITICAL DESIGN REVIEW

The objective of the CDR is to verify the specification compliance of the prototype unit and review the engineering progress made since completion of the PDR. As a minimum, the Seller shall provide the following information to the
Buyer:

o Mechanical fabrication sketches, assembly sketches, artwork and photo-tools required for breadboard fabrication.

o Mechanical compliance matrix for product specification which addresses thermal, structural, weight, environmental, and system interface considerations.

o Prototype sketches of circuit layouts and assemblies of all circuits prototyped.

o Electrical compliance matrix with circuit parameter performance data compliant with product specification and worst case statistical design analysis which includes component tolerance.

o    A complete list of purchased parts and materials specifications.

o Prototype piece part drawings, prototype assembly drawings, and assembly flow diagrams incorporated into prototype routing.

o Written process procedures listing critical parameters, adjustments and methods and in process inspections. Processes themselves are Seller proprietary.

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

o    Written Quality Plan
o MTBF prediction, reliability analysis which includes semiconductor junction temperatures, Parts stress analysis, Heat Flow, Parts Derating.
o    Implementation plan for production test.
o    Completed and approved informally released drawing package.
o    DVT test plan
o    DVT report

2.5.1.3 FINAL DESIGN REVIEW

The objective of the FDR is to finalize the product design and review the manufacturing drawing package. As a minimum, the Seller shall provide the following information to the Buyer:

o    Completed and approved parts list
o    Full assembly drawings
o Plan for development and schedule for tool drawings for fabrication, assembly and test fixtures as specified by manufacturing operations.
o Inspection procedures based on the drawing package which defines all workmanship standards.
o Production test plan for screening and in process tests, acceptance tests and qualification tests.
o    Final data on qualification.

2.5.2 DESIGN VERIFICATION TEST

The DVT will demonstrate that the equipment meets all of the functional and performance requirements of the technical specifications including environmental testing as defined in the test plan. DVT typically involves two compliant units. The Buyer may witness the DVT at the Seller's plant. THEY CAN BE SPLIT INTO TWO
PARTS: PART 1 INCLUDES ELECTRICAL TEMPERATURE AND VIBRATION.

The Seller shall prepare, subject to review and mutual agreement by the Buyer, the DVT Test Procedures and perform the DVT.

2.5.3 FIRST ARTICLE TESTING

The Buyer will be responsible for conducting FAT. This will consist of integration testing of the qualification units with the Buyer's system. This testing will also include external lab testing for compliance with all requirements including environmental, product safety, and regulatory agencies. The Buyer shall be solely responsible for conducting all First Article Testing. In order to expeditiously identify problems, and provide the Seller with direct feedback on problems identified to be in his equipment and ensure that trial fixes to problems are correctly installed at the Buyer's facility, the Seller will provide engineering personnel with sufficient technical background in support of this testing. These personnel will be available, if required, to report to the Buyer's facility from the period of the first lot of qualification equipment until the conclusion of testing by the Buyer of the first lot of production equipment. It is expected that the Seller's personnel providing this support will work closely with the Seller's in plant staff to facilitate inclusion of all required changes in the production units. Seller is not responsible for support or delays if buyer cannot complete testing on a timeline required to support Seller's insertion schedule.

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

24-GHZ ODU SOW                 COMPANY PROPRIETARY

2.5.4 MANUFACTURING VERIFICATION TEST

Following the First Article Process is usually the Manufacturing Verification Test (MVT). This plan is executed at the beginning of the production process. This is based on the production test plan developed earlier. The MVT plan outlines the specific areas to be included. Seller performs MVT using the first production units.

2.6 PRODUCTION SUPPORT

The Seller's personnel will provide the following production support during qualification and production phases of the Work.

2.6.1 PRODUCTION TEST FIXTURE REVIEW

Deliverables include the Production Test Plan, Test fixture acceptance procedure (10x10), Test fixture schematics and/or wiring diagrams, specifications to be tested, method of testing, test limits to be applied.

2.6.2 PRODUCTION TEST PLAN

Prior to the delivery of the first lot of production units, the Seller shall prepare for the Buyer, a report indicating the test coverage of his equipment. This report will describe in detail the production test that the Seller will run which will demonstrate that the production units meet all their requirements and operate as specified. The Buyer will use this report in planning his total system testing plan and in analyzing system component failures. This report will include the Test Plan which will be run in the factory and which will produce the Test Data Sheets and or electronic submitted with each piece of equipment. Prior to changing the Test Plan, the Seller must promptly notify the Buyer indicating the reason for the change in the Plan, from which serial number forward this change will take effect and provide copies of the updated Test Plan.

2.6.3 MONTHLY FAILURE ANALYSIS

The Seller will log all equipment returned as failed units both under warranty and out of warranty, on a monthly basis. The Seller will prepare a written summary analysis of the failures. The analysis will highlight any "Pattern Defects" and indicate corrective measures that will be taken in either the testing process or from a design change.

2.6.4 NOTIFICATION OF ENGINEERING CHANGES

The Seller shall notify the Buyer in writing upon initiation of any significant Engineering Change Notices (ECNs) which modify the design of the equipment in any way. The notification shall indicate the nature of the ECN and it's purpose. The notification shall indicate the shipment lot and serial numbers for which the ECN becomes effective. As appropriate, all necessary documentation, including

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Production Test Procedures, will be updated to reflect this ECN. The equipment will be marked with a visible indicator of the revision level of the Buyer's specification so that upon inspection, it will be clear as to the revision level of the equipment. No ECN will be applied to any equipment which will cause it to be non-compliant with the Technical Specification or the SOW. For each ECN, the Seller shall provide a recommendation as to whether the Baseline DVT should be updated and rerun. In the case of any ECN which changes the functional or performance characteristics of the equipment the Baseline DVT may be rerun at the Buyer's sole option. The Seller shall update and rerun the Baseline DVT to demonstrate that the equipment is still compliant with the Technical Specifications and the SOW. The Buyer shall be provided with any revised Baseline DVT procedure.

2.6.5 CHANGES IN KEY PROCESSES AND COMPONENTS

With Notification to the buyer, the Seller may substitute comparable, equivalent during the course of the manufacturing cycle as long as the equipment will continue to meet all specifications. However, in the case of changes in processes or components which have been designated as "key processes or components", the Seller shall rerun the Baseline DVT and submit a written report indicating the equipment continues to pass the Baseline DVT with the new process or component being used in the manufacture of the equipment.

2.6.6 ONGOING RELIABILITY TESTING

The Seller shall conduct an Ongoing Reliability Testing Program to be mutually agreed to by the Buyer where he will monthly randomly select deliverable equipment is ready for shipment to the Buyer, and test with extended burn-in such equipment. After testing, the Seller may repackage and deliver the equipment to the Buyer. The Seller shall notify the Buyer of the results of this testing and of any changes implemented in his procedures as a result of this sample testing. ORT is typically [*] at elevated temperature.

2.6.7 OUT OF BOX FAILURE RATE

The Buyer shall maintain records as to the number of units which fail to conform to the specifications as they are unboxed, as a result of Seller shipment to the Buyer. [*] OBF shall not exceed a cumulative [*] per delivery order, the Buyer will notify the Seller in writing and provide the results of his calculation. The Seller agrees to take steps to improve his manufacturing/testing/shipping procedures upon receipt of such notification, and shall within 20 WORKING DAYS:

o   Analyze the problem

o Prepare and submit an action plan indicating what steps he will take to remedy the problem

o Promptly initiate corrective action on delivered and future production units.

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

2.7 PACKAGING AND SHIPPING REQUIREMENTS

All equipment shall be delivered to locations identified in writing by the Buyer. All packages shall be labeled for identification of contents. The Buyer and Seller assembly numbers along with purchase order number, serial number and revision level shall appear on each label. The details of the marking requirements are shown in the specification. For bulk shipments, total quantities of assemblies shall be entered as a single line item. Accompanying the shipping document shall be a tabulation of each item and associated serial numbers, part numbers, and revision levels. Under separate cover, an additional copy of the shipping document shall be forwarded to the Program Manager as notification that the shipment has been made.

2.8 MARKING OF UNITS

All units shall be marked as specified in the HNS specification.

2.9 PROCESS AUDITS

The Buyer shall have the right, upon reasonable notice to the Seller and on a non-interfering basis, to enter the Seller's plant and audit the processes used to manufacture, test, and ship equipment to the Buyer. The sole purpose of this Process Audit shall be to ensure high quality of the delivered equipment.

2.10 FCC AND UL CERTIFICATIONS AND LISTINGS

The Buyer, with support from the Seller, is responsible for type acceptance testing and obtaining the FCC and UL certifications and listings required by the SCD.

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                    CHAPTER 3

                               PROGRAM MANAGEMENT

3.1 MANAGEMENT DESIGNATION

Promptly after signing the Contract, the Buyer and the Seller will both designate a Program Manager, an Engineering Manager, and a Contract Manager. The program managers will be the single point of contact for the Contract on all matters, administration, technical and contractual of the Work. However, no changes to the contract shall be binding on or undertaken by the Seller or Buyer unless confirmed in writing by the Contract Managers. The Engineering Managers will be the only individuals authorized and responsible to represent the Buyer and the Seller in the definition and interpretation of the technical requirements of the Contract. The Buyer will take no responsibility for any action taken by the Seller on the basis of technical direction which causes a change in price, schedule, Exhibit A, or Exhibit B, unless and until such direction is approved by the Program Manager and directed by the Contract Manager, pursuant to the Terms and Conditions.

3.2 MEETINGS

The Seller and the Buyer shall hold a bi-monthly Program Review Meeting every other month until delivery of [*] to review the progress of the Seller on the Work. The meetings shall alternate between the Buyer's Germantown MD facility and the Seller's facility. The agenda shall include a report on all milestones, technical progress and other such topics as may be mutually agreed upon.

The engineering managers may call Technical Review meetings as they deem necessary to coordinate the details of the design and resolve any technical issues that may arise. Such meetings will be held at a mutually agreed upon site.

3.3 MONTHLY REPORTS

The Seller shall submit a Work status report each month to the completion of the Qualification. The report shall include status information on the Work and shall include, but not be limited to last's month's accomplishments, problem areas, projected activities, failure summaries, action items with suspense dates, schedule variances and coordination requirements and shall include a schedule for development of all key components during Phase I. ORT results in Subsection
2.6.5 and QA information as described in Subsection 7.4 will also be included in this report. Copies of this report shall be delivered to the Buyer's Program Manager no later than the fifth working day of each month.

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                    CHAPTER 4

                                  DOCUMENTATION

The Seller shall deliver Hardware Documentation as part of this SOW. The documentation shall conform to good commercial practices. The Seller shall forward all draft documentation to the Buyer Program Manager to implement a formal review process. Specific comments, suggestions, and directions will be provided by the Buyer and will be reviewed by the Seller. In case of disapproval for non-compliance with this SOW, a subsequent review will be required before approval is issued. In the case of approval with comments, by mutual agreement update sheets may be provided in place of resubmitting the entire document. The Buyer will confirm the completion of the document with comments WITHIN 10 WORKING DAYS of receipt of Documents or re-submission of Documents. All Documentation shall be clearly labeled as DRAFT or FINAL copies. All titles must either conform to the list of titles given in Section 4.4 unless a cross reference is provided with the delivery of the Document.

The Seller shall deliver FIVE copies of all Documents.

4.1 DESIGN DOCUMENTATION

At each Design review, the Seller shall represent documentation that indicates how the hardware will be designed so as to comply with all requirements.

4.2 HARDWARE DOCUMENTATION

The following hardware documentation will be provided as per milestone schedule in Chapter 6:
o    Drawing tree for the ODU.
o Schematics including complete block diagrams and schematics for each printed circuit board along with all interconnectivity cables and connectors shall be provided. Component values and identification shall be legible on all drawings.
o    The contents of all programmable devices will be specified.
o A complete parts list for all equipment will be provided. The Seller will supply a cross reference of Seller part numbers to Vendor part numbers.
o    A complete set of assembly drawings.
o    Theory of Operation.

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

4.3 TEST DATA

Test data shall be submitted for each unit may be in electronic form and or electronically submitted. They shall make cross reference to the Production Test Plan and will include the serial number of the unit under test, the acceptable limits defined in the Test Plan, the recording of the results observed, and the date the test was performed.

4.4 SUMMARY OF DOCUMENTATION DELIVERABLES

The following summarizes the Documentation to be delivered:
o    Monthly Status Reports
o    Design Review Materials
o    Theory of operation
o    Block Diagram
o    Assembly Drawings
o    Schematics
o    Parts Lists
o    DVT Procedures
o    DVT Report
o    Key Components List
o    Key Process List
o    Manufacturing process and Flow Chart.
o    Production Test Coverage Analysis.
o    Production Test Plan
o    Production Test Data Sheets
o    Monthly Failure Analysis
o    Appropriate ECNs
o    QA plan
o    Production Test Fixture equipment list
o    Production Test Fixture schematic and/or wiring lists
o    List of special jigs or fixtures used to test the equipment

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                    CHAPTER 5

                             ACCEPTANCE OF THE WORK

Acceptance of the Work will be segmented into the following phases:
o    Prototype
o    DVT
o    First Article Acceptance Testing
o    Qualification Testing
o    Production Testing
o    Acceptance of Documentation

5.1 FIRST ARTICLE TESTING

Upon receipt of the qualification equipment, the Buyer will commence testing the units for compliance with the Technical Specifications and this SOW as described in Section 2.5.4. In the event of noncompliance, the areas of deficiency will be demonstrated to the Seller personnel at the Buyers facility. The Seller will remedy all areas of non-compliance prior to delivery of the first lot of production equipment. Delivery of the production units will be contingent on approval by the Buyer based on successful completion of FAT. The buyer will regression test the [*] to ensure continued compliance with the Technical Specifications and the SOW. The Seller shall have the right to witness all factory based Acceptance Testing. In the event of non-compliance of the [*] with the Technical Specifications and SOW, the Seller will be notified of the reasons and, at the Buyers sole option, the Seller shall hold all shipments until such time that the Seller reasonably demonstrates to the Buyer that the future production units will be completely in compliance with the Technical Specifications and SOW.

5.2 PRODUCTION TESTING

Acceptance of the remainder of the production units will be deemed to have occurred when all the following are accomplished:

o The units have been successfully tested in the factory by the Seller according to the Production Test Procedure.

o    The units have been delivered to the Buyer's site with their test data.

o Successful MVT has occurred and the [*] have been successfully regression tested.

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

5.3 ACCEPTANCE OF DOCUMENTATION

The Buyer will review the draft Documentation submitted by the Seller and will provide comments. Acceptance of the documentation will occur after final Documentation has been reviewed and all agreed upon comments have been included.

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                    CHAPTER 6

                               MILESTONE SCHEDULE

The following is the milestone schedule for the Work:

6.1 SCHEDULE

               TASK                        DATE DUE

[*]

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

                                    CHAPTER 7

                                QUALITY ASSURANCE

7.1 CONFORMING EQUIPMENT

Production equipment shall conform in all aspects to the Technical Specification SCD and this SOW and shall successfully complete acceptance testing to the current Production Test Procedure. In addition, production equipment shall conform to the Seller's quality standards for products of a like nature. All work in progress documentation and finished products shall be subject to examination, evaluation, and source inspection by the Buyer or at test inspection locations designated by the Seller at any reasonable time and with prior notice during the time of this agreement. Notwithstanding any such preliminary inspection, all products are subject to final inspection after delivery has been made. Unless otherwise specified in the contract or purchase order, the Seller is responsible for the performance of all inspection requirements as detailed in the specifications or SOW. The Seller may use his or her own, or any other, facility suitable for the performance of these inspections unless directed otherwise by the buyer.

7.2 QUALITY SYSTEM MANAGEMENT

Administration of the quality system shall be vested in a manager who has sufficient authority to ensure that quality requirements are met consistently. The quality system shall:
o    Be based on the Seller's process flow and provide flow charts
o    Be documented
o Ensure that quality is controlled in all operations affecting supplied products, including manufacturing support activities and all other manufacturing activities
o Monitor quality trends to ensure the prevention, or early detection and correction, of conditions leading to discrepancies
o    Provide quality goals for all operations
o Provide complete records of all in process deviations and of all final inspection
o    Define and implement corrective actions

7.3 QUALITY SYSTEM

7.3.1 INCOMING MATERIAL

The Seller shall be responsible for ensuring all production supplies and service from another supplier conform to these requirements.

o Clear and complete purchase specifications shall be provided to the Seller's suppliers.
o Purchase shall be made from suppliers qualified by the Seller per Seller's drawings.
o    The quality of incoming material and services shall be monitored.

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

o    Discrepant material shall be detected early and corrective action taken.
o Records to confirm these activities and/or corrective actions shall be maintained.

7.3.2   MATERIAL CONTROL AND HANDLING

Material shall be handled and stored as to prevent damage or deterioration.

7.3.3 FABRICATION, ASSEMBLY, AND PRODUCTION TEST

o All critical operations or processes shall be measured utilizing statistical techniques.
o All manufacturing personnel and support personnel shall be trained. All appropriate manufacturing personnel shall be certified to soldering processes and shall be evaluated periodically.
o Complete work instructions appropriate to the circumstances shall be available at each work station.
o Testing and inspection of work in process shall be done to assure compliance with finished product requirements.
o Operation sheets shall be archived for at least a one-year. These records shall indicate test and inspections performed, and any nonconformances detected during assembly and test/inspection operations.

7.3.4 OUTGOING MATERIAL

The Seller shall be responsible for ensuring that all material and services supplied to the Buyer conform to these requirements:
o Material and services shall be monitored to ensure compliance with requirements.
o    Corrective action shall be taken when necessary.
o Records shall be maintained showing the identity of material evaluated, the quantity tested, the test results, and corrective actions taken. These records shall be maintained for at least one year.
o Provide the Buyer upon request, results of outgoing material evaluations and audits.

7.3.5 TOOLING MEASURING AND TEST EQUIPMENT

All tooling, measuring and test equipment used for process control and the acceptance of the product shall be calibrated on a scheduled basis. Calibration standards shall be maintained and regularly calibrated with standards that are traceable to the US National Institute of Standards. In countries other than the US, a National Standards Laboratory whose standards are compared with the International or US Standards may be utilized. Records to support the calibration system shall be maintained by the Seller.

7.3.6 WORK INSTRUCTIONS, DOCUMENTATION, AND CHANGE CONTROL

Seller shall:
o Prepare and maintain current work instructions and product documentation affecting quality for all functional areas and ensure their use.
o Implement changes to work instructions and product documentation so that the intended changes are accomplished
o Comply with all specifications, drawings, and purchase order information provided by the buyer.
o Transmit all pertinent information, specifications, and drawings to the Seller's suppliers.
o    The Seller shall submit to the Buyer "Key Process or Component changes".

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

7.3.7 CONTROL OF NONCONFORMING MATERIAL

The Seller shall establish and maintain a system for the control of nonconforming material. As a minimum, the system shall have the following elements:
o The means for identifying and segregating nonconforming material from the good material. Hold areas shall be established for the storage of the nonconforming material prior to disposition.
o    A procedure for disposing of nonconforming material.
o    Corrective action to prevent recurrence.
o Records for nonconforming material including material identification, source of material, discrepancies, disposition, and corrective action.

Records and controls shall support disposition decisions.

7.3.8 CORRECTIVE ACTION

The Seller shall establish and maintain an effective program of corrective action on discrepancies. Records shall be established and maintained describing the discrepancy observed, frequency, corrective action, evaluation of corrective action, date and serial number of the effectiveness of the corrective action.

7.3.9 SAMPLE PLANS

The Seller may use statistical sampling as a method of quality control provided the resulting products meet all Buyer requirements. Sampling plans and their, applications shall be based upon sound mathematical principles and the sampling procedures shall be properly documented. Procedures and sampling records shall be maintained by vendor for the buyer's audits and reviews.

7.3.10 TRAINING

All Seller personnel doing work which affects the quality of supplied products to the Buyer shall be trained in the correct procedures for doing their jobs.

7.4  QA PROGRAM PLAN

The Seller shall establish and maintain a Quality Assurance (QA) Program Plan based on good commercial practices. The program shall be described in a QA plan to be submitted to the Buyer for review and approval prior to the start of production. The plan shall include but not be limited to the following.

7.4.1 CHANGE CONTROL

Configuration control to assure continuous compliance with form, fit, and function of the product, and to provide traceability relative to change in design, material, processes, and prior notification when changing vendors and/or subcontractors. The Seller shall implement a process for control and approval of all ECNs. The Buyer shall be notified for all ECNs involving "Key Components or Processes". As a minimum, the following documents and processes shall be controlled - parts lists, SCDs, Manufacturing.

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24-GHZ ODU SOW                 COMPANY PROPRIETARY

process documents, design drawings, assembly drawings, test procedures, shipping and packaging procedures and QA procedures.

7.4.2 TEST AND INSPECTION

Production Test procedures and inspection methods shall be designed to achieve an outgoing quality level of [*]. The Buyer reserves the right to witness Final Inspection and Production Test at the Seller's facility. All testing and inspections witnessed shall be in accordance with the Buyer approved procedures.

7.4.3 WORKMANSHIP

The Seller's QA program shall provide adequate standards for the quality of workmanship. These standards shall address the acceptance criteria for all manufacturing processes used in the manufacture of products for the Buyer. These standards shall be available for review by the Buyer. Deficiencies and conflicts identified by Buyer shall be addressed by the Seller to the mutual agreement of both parties.

7.4.4 ELECTROSTATIC DISCHARGE (ESD)

The Seller's ESD plan shall also provide that personnel are aware and that facilities provide adequate protection from possible damage to equipment during manufacture and shipment, and to refrain from the use of static generating material in packing or packaging. An ESD Audit may be conducted by the Buyer as part of the initial quality audit. The Seller agrees to implement changes or improvements in his ESD controls as may be necessary. Any change shall be mutually agreed upon by the Seller and Buyer.

7.4.5 QUALITY ASSURANCE DATA

The Seller's QA data collection plan shall provide that a system is in place which documents and collects failure and inspection reject/accept data, repair actions in house and for products returned for repair, in or out of warranty. The Seller shall provide to the Buyer this information as part of the Monthly Failure Analysis.

7.4.6 RECORD RETENTION

Quality Control Records, including those resulting from production testing shall be maintained by the Seller and made available to the Buyer on request for a period of ONE YEAR following completion of this order.

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

7.4.7 METRICS

The quality of process and products pursuant to this Agreement shall be measured with the following metrics:

7.4.7.1 MANUFACTURING TEST/INSPECTION YIELD

Manufacturing yields are calculated with:

        # Units_without_repair
Y =     ---------------------  X  100
        Total # Units_tested

Yields are defined:
o    Monthly
o    For each unit tested
o    For each test listed in Seller Test Plan

7.4.7.2 SHIPMENT INTEGRITY

Shipment integrity insures that all products and documentation required by an order are in fact shipped. The objective is to have an average of [*] of shipment in a year. The metric is calculated monthly with:

        Shipment_errors_received_by_Buyer_per_month
S =     -------------------------------------------  X  100
        Number_corresponding_items_received

The threshold which may allow the Buyer to hold shipment is [*]. Seller shall remedy defects in shipment integrity immediately after notification by Buyer. If the Seller ships the missing Product or Documentation within 2 working days of the Buyer's notification, the shipment will not be deemed delayed.

7.4.7.3 OUT-OF-BOX FAILURE

OBF is defined as defects in "Out-of-Box" products characterized by the following criteria:
o    Non-conformance to Technical Specification or SOW.
o    Missing part of a product affecting form, fit, or functionality.
o    Defect in installability (Fails to install in Buyer Equipment)
o    Module power on self test failure
o    Off-line diagnostic failure
o    System failure caused by the unit in a certified hardware configuration.

These defects are detected by visual inspection and mutually agreed tests performed by the Buyer. The objective is [*]. OBF is calculated monthly with:

        Defective_parts_received_by_Buyer_per_month
OBF =   -------------------------------------------  =  X 100
        Total_number_of_parts_shipped_per_month

The threshold which allows the Buyer to require a hold in shipments is [*]. The Buyer shall begin to calculate the OBF with the first delivery of production units.

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

24-GHZ ODU SOW                 COMPANY PROPRIETARY

7.4.7.4 ANNUALIZED FAILURE RATE

AFR describes the rate at which failures occur in equipment installed at the Buyer's Client sites.

       [*]
AFR =  [*]
       [*]

Failures are defined as the number of units returned to the Buyer from client sites due to a failure in the Seller's equipment in any given month.

AFR Installed Base is defined as the Total Number of Buyer's client sites operating in the same month. In the case of any unusual trend of failures on any Product, the Buyer and Seller will mutually agree on an action plan to investigate the causes and solve the problem if appropriate.

The Buyer will put in place a tracking mechanism to monitor the failure rates of the Product under warranty for its total client base, results of which shall be provided to the Seller on a monthly basis. The maximum allowable AFR is defined in the Technical Specification. AFR will be calculated beginning with the first shipment of production units.

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.